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                                                                    EXHIBIT 23.1


                      CONSENT OF ROBERT J. SIVERD, ESQUIRE

         I hereby consent to the reference to me under the heading "Legal Matters" in the Post-Effective Amendment No. 1 to General Cable Corporation's Registration Statement on Form S-8 File No. 333-59125.



Robert J. Siverd, Esquire
August 24, 2001